SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2004

Post Properties, Inc.
Post Apartment Homes, L.P.

(Exact name of registrant as specified in its charter)

Georgia
Georgia
(State or other jurisdiction of incorporation)

1-12080
0-28226
(Commission File Number)

58-1550675
58-2053632
(IRS Employer Identification Number)

4401 Northside Parkway, Suite 800, Atlanta, Georgia 30327
(Address of principal executive offices)

Registrant’s telephone number, including area code (404) 846-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Disposition of Assets (dollars in thousands)
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
Pro Forma Consolidated Balance Sheet
Pro Forma Consolidated Balance Sheet
Notes to Pro Forma Balance Sheets
SIGNATURES
SIGNATURES
EXHIBIT INDEX
EX-2.1 REDEMPTION AGREEMENT
EX-2.2 FIRST AMENDMENT TO THE REDEMPTION AGREEMENT
EX-2.3 SECOND AMENDMENT TO THE REDEMPTION AGRMNT
EX-2.4 THIRD AMENDMENT TO THE REDEMPTION AGREEMENT
EX-2.5 FOURTH AMENDMENT TO THE REDEMPTION AGRMNT

Item 2. Disposition of Assets (dollars in thousands)

On June 28, 2004, Post Properties, Inc., through its majority owned operating subsidiary, Post Apartment Homes, L.P., (together referred to as “the Company”) sold six apartment communities, containing 3,008 apartment units, for gross proceeds totaling $196,750, including the assumption of $104,325 of tax-exempt mortgage indebtedness encumbering five of the communities. The purchaser was JRC Acquisition Corporation, a division of Chicago-based Jupiter Realty Corporation, an independent third party to the Company. The aggregate sale price for the six communities was determined based on arms-length negotiations between the parties.

Five of the apartment communities, containing 2,268 apartment units, were located in suburban north Atlanta, Georgia. The sixth apartment community, containing 740 apartment units, was located in suburban Orlando, Florida. All of the communities were garden style apartment communities built between 1985 and 1988.

Additionally, the Company has contracted to sell one additional apartment community to the same purchaser discussed above. The sale is subject to customary closing considerations and is expected to close in the third quarter of 2004. However, there can be no assurance that this transaction will close. The expected gross sale proceeds of this community total $28,000, including the assumption of $14,760 of tax-exempt mortgage indebtedness. This garden style apartment community, containing 460 apartment units, is located in suburban north Atlanta, Georgia. The sale price of the community was negotiated as part of the sale transaction discussed above.

Further, on June 10, 2004, the Company sold one 474-unit garden style apartment community located in suburban north Dallas, Texas for gross proceeds of $25,000. The purchaser was an independent third party to the Company. The sale price of the community was determined based on arms-length negotiations between the parties.

The aggregate impact of these asset sales on the Company’s financial condition at March 31, 2004 and results of operations for the three months ended March 31, 2004 and for the years ended December 31, 2003, 2002, and 2001 are reflected in the accompanying pro forma financial information and in previously filed financial statements of the Company as detailed in Item 7 below. The pro forma financial information should be read in conjunction with the Company’s consolidated financial statements and related footnote disclosures as filed in the Company’s quarterly report on Form 10-Q for the three months ended March 31, 2004 and in the Company’s annual report on Form 10-K for the year ended December 31, 2003.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

b)	Pro forma financial information

The pro forma financial information listed below for Post Properties, Inc. and Post Apartment Homes, L.P. is included with this Form 8-K. The pro forma consolidated balance sheets of Post Properties, Inc. and Post Apartment Homes, L.P. present the property sales described above as if they had occurred as of March 31, 2004.

(1)	Unaudited pro forma consolidated balance sheet of Post Properties, Inc. at March 31, 2004.

(2)	Unaudited pro forma consolidated balance sheet of Post Apartment Homes, L.P. at March 31, 2004.

The pro forma consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. for the three months ended March 31, 2004 and for the years ended December 31, 2003, 2002 and 2001 are not included in this Form 8-K. This pro forma financial information is not presented in this Form 8-K as the impact of these property sales has been fully reflected as discontinued operations under SFAS No. 144 in the consolidated statements of operations of the Registrants for the periods discussed above.

The following consolidated statements of operations of Post Properties, Inc. and Post Apartment Homes, L.P. are incorporated by reference into this Form 8-K.

(1)	Unaudited consolidated statement of operations of Post Properties, Inc. for the three month period ended March 31, 2004 as filed in the Post Properties, Inc. Form 10-Q for the quarterly period ended March 31, 2004.

(2)	Unaudited consolidated statement of operations of Post Apartment Homes, L.P. for the three month period ended March 31, 2004 as filed in the Post Apartment Homes, L.P. Form 10-Q for the quarterly period ended March 31, 2004.

(3)	Consolidated statements of operations for Post Properties, Inc. for the years ended December 31, 2003, 2002, and 2001 as filed in the Post Properties, Inc. Form 10-K for the year ended December 31, 2003.

(4)	Consolidated statements of operations for Post Apartment Homes, L.P. for the years ended December 31, 2003, 2002, and 2001 as filed in the Post Apartment Homes, L.P. Form 10-K for the year ended December 31, 2003.

c)	Exhibits

Exhibit No.	Description
2.1	Redemption Agreement between Post Apartment Homes, L.P. and JRC Acquisition Corporation
2.2	First Amendment to the Redemption Agreement
2.3	Second Amendment to the Redemption Agreement
2.4	Third Amendment to the Redemption Agreement
2.5	Fourth Amendment to the Redemption Agreement

Post Properties, Inc.
Pro Forma Consolidated Balance Sheet
March 31, 2004
(In thousands, unaudited)

	Company	Pro Forma		Company
	Historical	Adjustments (1)		Pro Forma
Assets
Real estate assets
Land	$254,000	$—		$254,000
Building and improvements	1,884,387			1,884,387
Furniture, fixtures and equipment	215,671			215,671
Construction in progress	13,657			13,657
Land held for future development	13,375			13,375

	2,381,090	—		2,381,090
Less: accumulated depreciation	(453,077)			(453,077)
Assets held for sale, net of accumulated depreciation of $69,822 at March 31, 2004	122,409	(115,344	) (1)	7,065

Total real estate assets	2,050,422	(115,344)		1,935,078
Investments in and advances to unconsolidated real estate entities	22,763			22,763
Cash and cash equivalents	16,947	75,000	(2)(3)	91,947
Restricted cash	2,091			2,091
Deferred charges, net	15,443	(3,560	) (2)	11,883
Other assets	57,778	(1,235	) (1)(2)	56,543

Total assets	$2,165,444	$(45,139)		$2,120,305

Liabilities and shareholders’ equity
Indebtedness, including $119,085 of debt secured by assets held for sale at March 31, 2004	$1,198,629	$(169,085	) (2)(3)	$1,029,544
Accrued interest payable	12,681	(96	) (1)	12,585
Dividend and distribution payable	19,582			19,582
Accounts payable and accrued expenses	65,144	(669	) (1)	64,475
Security deposits and prepaid rents	7,824	(778	) (1)	7,046

Total liabilities	1,303,860	(170,628)		1,133,232

Minority interest of preferred unitholders in Operating Partnership	70,000	—		70,000
Minority interest of common unitholders in Operating Partnership	47,287	8,408	(4)	55,765

Shareholders’ equity
Preferred stock, $.01 par value, 20,000,000 authorized:
8 1/2 % Series A Cumulative Redeemable Shares, liquidation preference $50 per share, 900,000 shares issued and outstanding	9	—		9
7 5/8 % Series B Cumulative Redeemable Shares, liquidation preference $25 per share, 2,000,000 shares issued and outstanding	20	—		20
Common stock, $.01 par value, 100,000,000 authorized:
39,676,204 shares issued, 39,612,855 shares outstanding at March 31, 2004	396	—		396
Additional paid-in capital	765,304	—		765,304
Accumulated earnings	—	116,143	(4)	116,143
Accumulated other comprehensive income (loss)	(14,451)	938	(4)	(13,513)
Deferred compensation	(4,746)	—		(4,746)

	746,532	117,081		863,613
Less common stock in treasury, at cost	(2,235)	—		(2,235)

Total shareholders’ equity	744,297	117,081		861,378

Total liabilities and shareholders’ equity	$2,165,444	$(45,139)		$2,120,305

Post Apartment Homes, L.P.
Pro Forma Consolidated Balance Sheet
March 31, 2004
(In thousands, unaudited)

	Company	Pro Forma		Company
	Historical	Adjustments(1)		Pro Forma
Assets
Real estate assets
Land	$254,000	$—		$254,000
Building and improvements	1,884,387	—		1,884,387
Furniture, fixtures and equipment	215,671	—		215,671
Construction in progress	13,657	—		13,657
Land held for future development	13,375	—		13,375

	2,381,090	—		2,381,090
Less: accumulated depreciation	(453,077)	—		(453,077)
Assets held for sale, net of accumulated depreciation of $69,822 at March 31, 2004	122,409	(115,344	) (1)	7,065

Total real estate assets	2,050,422	(115,344)		1,935,078
Investments in and advances to unconsolidated real estate entities	22,763	—		22,763
Cash and cash equivalents	16,947	75,000	(2)(3)	91,947
Restricted cash	2,091	—		2,091
Deferred charges, net	15,443	(3,560	) (2)	11,883
Other assets	57,778	(1,235	)(1)(2)	56,543

Total assets	$2,165,444	$(45,139)		$2,120,305

Liabilities and partners’ equity
Indebtedness, including $119,085 of debt secured by assets held for sale at March 31, 2004	$1,198,629	$(169,085	) (2)(3)	$1,029,544
Accrued interest payable	12,681	(96	) (1)	12,585
Dividend and distribution payable	19,582	—		19,582
Accounts payable and accrued expenses	65,144	(669	) (1)	64,475
Security deposits and prepaid rents	7,824	(778	) (1)	7,046

Total liabilities	1,303,860	(170,628)		1,133,232

Partners’ equity
Preferred units	165,000	—		165,000
Common units
General partner	8,313	1,245	(4)	9,558
Limited partners	704,670	123,239	(4)	827,909
Accumulated other comprehensive income (loss)	(16,399)	1,005	(4)	(15,394)

Total partners’ equity	861,584	125,489		987,073

Total liabilities and partners’ equity	$2,165,444	$(45,139)		$2,120,305

Post Properties, Inc.
Post Apartment Homes, L.P.
Notes to Pro Forma Balance Sheets
March 31, 2004

1)	The pro forma adjustments reflect the impact of the assumed sale of all properties discussed in Item 2, as if they had occurred as of March 31, 2004. The pro forma sale adjustments include a reduction of other assets of $729 relating to tax-exempt mortgage debt interest deposits assumed by the purchasers and other estimated closing adjustments related to real estate taxes payable ($669), security deposits and prepaid rents ($778) and accrued interest payable ($96).

2)	These pro forma adjustments reflect the debt reduction for the $119,085 of tax-exempt mortgage debt assumed by the purchasers in connection with the property sales as well as the related accrued interest, the assumed write-off of unamortized deferred loan costs associated with the assumed debt and the impact of the June 2004 sale to a third party of certain interest rate cap derivative contracts ($506) that were used as cash flow hedges of the variable interest rate risks under these debt agreements.

3)	These pro forma adjustments reflect the utilization of the assumed net cash proceeds from the property sales to retire all outstanding borrowings under the Company’s line of credit facilities ($50,000) with the remaining net cash proceeds reflected as additional cash and cash equivalents.

4)	These pro forma adjustments reflect the estimated net gains on property sales ($129,049) offset by losses related to the write-off of unamortized deferred loan costs ($3,560) on the assumed debt and losses on the sale of certain interest rate cap derivative contracts that were used as cash flow hedges of the assumed debt ($1,005, $938 net of minority interest). Included in the estimated net gains of $129,049 is the estimated gain on sale of the one apartment community expected to be sold in the third quarter of 2004 which totals approximately $17,700.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2004

POST PROPERTIES, INC.
By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 13, 2004

POST APARTMENT HOMES, L.P.
By:	POST GP HOLDINGS, INC.,
as General Partner

By:	/s/ David P. Stockert
David P. Stockert
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit #	Description
2.1	Redemption Agreement between Post Apartment Homes, L.P. and JRC Acquisition Corporation
2.2	First Amendment to the Redemption Agreement
2.3	Second Amendment to the Redemption Agreement
2.4	Third Amendment to the Redemption Agreement
2.5	Fourth Amendment to the Redemption Agreement